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Exhibit 10.1

ON COMMAND CORPORATION
AMENDMENT NO. 3

        AMENDMENT NO. 3 (this "Amendment"), dated as of March 28, 2003, to the Credit Agreement, dated as of July 18, 2000, by and among ON COMMAND CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party thereto, TORONTO DOMINION (TEXAS), INC. and FLEET NATIONAL BANK, as the Documentation Agents, BANK OF AMERICA, N.A., as the Syndication Agent, THE BANK OF NEW YORK COMPANY, INC., as the Swingline Lender, and THE BANK OF NEW YORK, as the Issuing Bank and as the Administrative Agent for the Lenders thereunder (as amended by Amendment No. 1, dated as of March 27, 2001, and Amendment No. 2, dated as of November 14, 2001, the "Credit Agreement").

RECITALS

        Except as otherwise provided herein, capitalized terms used herein that are not defined herein shall have the meanings set forth in the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 9.8 of the Credit Agreement, the parties hereto hereby agree as follows:

        1.    Section 6.9 of the Credit Agreement is amended to replace the chart contained therein with the following:

Period	Ratio
November 14, 2001 through September 29, 2002	4.75 to 1.00
September 30, 2002 through December 30, 2002	4.50 to 1.00
December 31, 2002 through June 29, 2003	4.25 to 1.00
June 30, 2003 through December 31, 2003	3.50 to 1.00
Thereafter	3.00 to 1.00

        2.    Paragraph 1 of this Amendment shall not become effective until:

          (a)  the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

          (b)  the Administrative Agent shall have received for the account of each Lender executing and delivering (without condition) this Amendment to the Administrative Agent before 3:00 p.m. (New York City time) on March 28, 2003, a fee equal to 0.10% of such Lender's Revolving Loan Commitment and shall have received payment, or confirmation of payment, of all other fees payable in connection with this Amendment, including legal fees and expenses of counsel to the Administrative Agent in connection with the Credit Agreement and this Amendment to the extent an invoice for such legal fees and expenses has been presented to the Borrower.

        3.    In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

        4.    In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower and the other Obligors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

        5.    Each of the Borrower and the other Obligors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under any Loan Document to which it is a party.

        6.    Each of the Borrower and the other Obligors, on its own behalf, and on behalf of its successors and assigns, releases, waives, and forever discharges the Administrative Agent, the Lenders, the Issuing Bank and all of their officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent arising from the beginning of the world through the date hereof with respect to this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated thereby.

        7.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

        8.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        9.    The parties have caused this Amendment to be duly executed as of the date first written above.

ON COMMAND CORPORATION
AMENDMENT NO. 3 TO CREDIT AGREEMENT

ON COMMAND CORPORATION
By:	/s/ CHRISTOPHER SOPHINOS
Name:	Christopher Sophinos
Title:	President and Chief Executive Officer
AGREED AND CONSENTED:
ON COMMAND VIDEO CORPORATION ON COMMAND DEVELOPMENT CORPORATION SPECTRADYNE INTERNATIONAL, INC. HOTEL DIGITAL NETWORK, INC.
By:	/s/ CHRISTOPHER SOPHINOS
Name:	Christopher Sophinos
Title:	President and Chief Executive Officer of On Command Video Corporation
President, On Command Development Corporation
President, Spectradyne International, Inc.
Chairman of the Board, Hotel Digital Network, Inc.

THE BANK OF NEW YORK, as Issuing Bank and as Administrative Agent
By:	/s/ STEPHEN M. NETTLER
Name:	Stephen M. Nettler
Title:	Vice President
THE BANK OF NEW YORK COMPANY, INC., as Lender and as Swingline Lender
By:	/s/ JOHN C. LAMBERT
Name:	John C. Lambert
Title:	Authorized Signer
BANK OF AMERICA, N.A.
By:	/s/ JAMES T. GILLAND
Name:	James T. Gilland
Title:	Managing Director
FLEET NATIONAL BANK
By:	/s/ SRBUI SEFERIAN
Name:	Srbui Seferian
Title:	Vice President
TORONTO DOMINION (TEXAS), INC.
By:	/s/ DEBBIE A. GREENE
Name:	Debbie A. Greene
Title:	Vice President
MIZUHO CORPORATE BANK, LTD.
By:	/s/ MARK GRONICH
Name:	Mark Gronich
Title:	Vice President
U.S. BANK NATIONAL ASSOCIATION
By:	/s/ KENNETH D. BROWN
Name:	Kenneth D. Brown
Title:	Vice President
BNP PARIBAS
By:	/s/ GREGG BONARDI
Name:	Gregg Bonardi
Title:	Director Media & Telecom Finance
By:	/s/ OLA ANDERSSEN
Name:	Ola Anderssen
Title:	Director
CREDIT LYONNAIS NEW YORK BRANCH
By:	/s/ DOUGLAS ROPER
Name:	Douglas Roper
Title:	Senior Vice President
THE BANK OF NOVA SCOTIA
By:	/s/ PAUL S. WEISSENBERGER
Name:	Paul S. Weissenberger
Title:	Authorized Signatory

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  Exhibit 10.1